UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 30, 2009

CLEARWIRE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-34196 (Commission File Number)	56-2408571 (I.R.S. Employer Identification No.)
4400 Carillon Point, Kirkland, WA 98033
(Address of Principal Executive Offices) (Zip Code)
(425) 216-7600
(Registrant’s Telephone Number, Including Area Code)
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, on November 28, 2008, the Company completed the transactions contemplated by the Transaction Agreement and Plan of Merger (the “Transaction Agreement”), dated as of May 7, 2008 (as amended by Amendment No. 1 to the Transaction Agreement, dated as of November 21, 2008), by and among the former Clearwire Corporation (which, upon consummation of the transactions contemplated by the Transaction Agreement (the “Transactions”), became Clearwire Legacy LLC (“Old Clearwire”)), Sprint Nextel Corporation (“Sprint”), Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc. and Intel Corporation.
     For accounting purposes, the Transactions are treated as a reverse acquisition, with the assets and operations of the IEEE mobile Worldwide Interoperability of Microwave Access 802.16e-2005 (“WiMAX”) business contributed from Sprint (the “Sprint WiMAX Business”) deemed to be the accounting acquirer.
     KPMG LLP is the independent auditor for Sprint and its subsidiaries, which included the Sprint WiMAX Business prior to the closing of the Transactions, the Company’s accounting predecessor. KPMG LLP audited the financial statements of the WiMAX Operations of Sprint Nextel Corporation as of December 31, 2007 and for the year then ended.
     Deloitte & Touche LLP was the independent auditor for Old Clearwire and its subsidiaries. Deloitte & Touche LLP audited the consolidated financial statements of Old Clearwire as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007.
      The retention of Deloitte & Touche LLP as the independent auditor for the Company was approved by the audit committee of Old Clearwire, which was then the sole parent company of the Company, on October 10, 2008, and subsequently ratified by the audit committee of the Company on January 14, 2009. Deloitte & Touche LLP has audited the consolidated financial statements of the Company as of December 31, 2008 and for the year then ended.
     In connection with the financial statements of the WiMAX Operations of Sprint Nextel Corporation for the fiscal year ended December 31, 2007, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make references in connection with their opinion to the subject matter of the disagreement (and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K). Additionally, the audit report of KPMG LLP on the financial statements of the WiMAX Operations of Sprint Nextel Corporation for the year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
      The Company has provided a copy of the foregoing disclosures to KPMG LLP and has requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company in this Item 4.01. A copy of the requested letter from KPMG LLP, dated April 3, 2009, is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 3, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 3, 2009	CLEARWIRE CORPORATION
	By:	/s/ David J. Sach
David J. Sach
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter From KPMG LLP to the Securities and Exchange Commission, dated April 3, 2009.